UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2013

BNC BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3980 Premier Drive

High Point, North Carolina 27265

(Address of principal executive offices)

(336) 476-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Execution of Merger Agreement with South Street Financial Corp.

On December 17, 2013, BNC Bancorp (the “Company”) and South Street Financial Corp. (“South Street”) entered into an Agreement and Plan of Merger (the “South Street Merger Agreement”). Pursuant to the South Street Merger Agreement, South Street will, on the terms and subject to the conditions set forth in the South Street Merger Agreement, merge with and into the Company, so that the Company is the surviving corporation in the merger (the “South Street Merger”). Home Savings Bank of Albemarle, SSB, a North Carolina chartered savings bank and a wholly-owned subsidiary of South Street (“Home Savings Bank”), will be merged with and into Bank of North Carolina (the “Bank”), a wholly-owned subsidiary of the Company, as soon as practicable following the South Street Merger. The Company and South Street anticipate that the South Street Merger will close in the second quarter of 2014, subject to customary closing conditions, including regulatory approval and approval of South Street’s shareholders.

At the effective time of the South Street Merger, each share of common stock of South Street issued and outstanding immediately before the effective time (the “South Street Common Stock”), except for shares of South Street Common Stock owned by South Street, the Bank or the Company (other than certain trust account shares), will be converted, at the election of the holder of such stock, into the right to receive cash equal to $8.85 per share of South Street Common Stock or shares of Company voting common stock (“Company Common Stock”). The number of shares of Company Common Stock to be exchanged for South Street Common Stock will be determined by dividing $8.85 by the 20-day volume weighted average price per share (“VWAP”) of Company Common Stock ending on the second trading day prior to the closing of the South Street Merger. However, notwithstanding the foregoing, if the Company’s VWAP immediately prior to closing is greater than $14.75, the exchange ratio shall equal 0.6000 shares of Company Common Stock and, in the event that the Company’s VWAP immediately prior to the closing is less than $12.75, the exchange ratio shall equal 0.6941 shares of Company Common Stock. Each holder of South Street Common Stock may elect to receive cash or Company Common Stock in exchange for their shares of South Street Common Stock, but 80% of the total consideration received by South Street shareholders will be Company Common Stock and the remainder will be cash. All of South Street’s outstanding preferred stock will be converted into shares of South Street Common Stock immediately before the South Street Merger.

Any holder of South Street Common Stock who perfects such holders’ dissenters’ rights of appraisal in accordance with and as contemplated by the North Carolina Business Corporation Act (the “NCBCA”) shall be entitled to receive the value of such shares in cash as determined pursuant to the provisions of the NCBCA.

The South Street Merger Agreement requires South Street to call a meeting of its shareholders for the purpose of obtaining the requisite shareholder approval required in connection with the South Street Merger.

The obligation of the Company to effect the South Street Merger is subject to the satisfaction or waiver by the Company, at or before the effective time, of certain conditions, including, but not limited to, (i) each member of the South Street Board having executed and delivered a support agreement to the Company; (ii) each member of the South Street Board having executed and delivered a noncompete agreement to the Company; (iii) each member of the South Street Board (and the boards of directors of South Street’s subsidiaries) having submitted their resignations to be effective as of the effective time; and (iv) Home Savings Bank’s classified assets (as defined in the South Street Merger Agreement), at the effective time, not exceeding 125% of the aggregate balance of classified assets set forth in the South Street Merger Agreement.

The South Street Merger Agreement includes detailed representations, warranties and covenants of the Company, South Street and Home Savings Bank and termination provisions customary for transactions of this type. From the date of the South Street Merger Agreement to the effective time of the South Street Merger, South Street has agreed to, among other things, conduct its business in the ordinary course in all material respects and use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees. South Street has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire South Street and it has agreed to certain restrictions on its ability to respond to such proposals, as more fully described in the South Street Merger Agreement.

The foregoing summary of the South Street Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the South Street Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

The South Street Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the South Street Merger Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the South Street Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove inaccurate. In addition, the assertions embodied in those representations, warranties and covenants are qualified by information in the confidential disclosure schedules that the parties have exchanged in connection with the signing of the South Street Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the South Street Merger Agreement. Accordingly, investors should not rely on the representations and warranties as the actual state of facts at the time they were made or otherwise.

Execution of Merger Agreement with Community First Financial Group, Inc.

On December 17, 2013, the Company and Community First Financial Group, Inc. (“Community First”) entered into an Agreement and Plan of Merger (the “Community First Merger Agreement”). Pursuant to the Community First Merger Agreement, Community First will, on the terms and subject to the conditions set forth in the Community First Merger Agreement, merge with and into the Company, so that the Company is the surviving corporation in the merger (the “Community First Merger”). Harrington Bank, FSB, a federally chartered savings bank and a wholly-owned subsidiary of Community First (“Harrington Bank”), will be merged with and into the Bank as soon as practicable after the Community First Merger. The Company and Community First anticipate that the First Community Merger will close in the second quarter of 2014, subject to customary closing conditions, including regulatory approval and approval of First Community’s shareholders.

At the effective time of the Community First Merger, each share of common stock of Community First issued and outstanding immediately before the effective time (the “Community First Common Stock”), except for shares of Community First Common Stock owned by Community First, the Company or the Bank (other than certain trust account shares), will be converted, at the election of the holder of such stock, into the right to receive cash in the amount of $5.90 per share or 0.4069 shares of Company Common Stock, subject to allocation and pro rata procedures to ensure that 75% of the Community First Common Stock to be converted will be exchanged for Company Common Stock and the remaining 25% will be exchanged for cash.

Outstanding shares of Community First convertible preferred stock will be redeemed immediately before the effective time of the Community First Merger for an aggregate redemption price of $850,000. Any holder of shares of Community First Common Stock who perfects such holders’ dissenters’ rights of appraisal in accordance with and as contemplated by the Indiana Business Corporation Law (the “IBCL”) shall be entitled to receive the value of such shares in cash as determined pursuant to the provisions of the IBCL.

The Community First Merger Agreement requires Community First to call a meeting of its shareholders for the purpose of obtaining the requisite shareholder approval required in connection with the Community First Merger.

The obligation of the Company to effect the Community First Merger is subject to the satisfaction or waiver by the Company, at or before the effective time, of certain conditions, including, but not limited to, (i) each member of the Community First Board having executed and delivered a support agreement to the Company; (ii) certain members of the Community First Board having executed and delivered a nonsolicitation agreement to the Company; (iii) each member of the Community First Board (and the boards of directors of Community First’s subsidiaries) having submitted their resignations to be effective as of the effective time; and (iv) Harrington Bank’s classified assets (as defined in the Community First Merger Agreement), at the effective time of the Community First Merger, not exceeding 125% of the aggregate balance of classified assets set forth in the Community First Merger Agreement.

The Community First Merger Agreement includes detailed representations, warranties and covenants of the Company and termination provisions customary for transactions of this type. From the date of the Community First Merger Agreement to the effective time of the Community First Merger, Community First has agreed to, among other things, conduct its business in the ordinary course in all material respects and use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees. Community First has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Community First and it has agreed to certain restrictions on its ability to respond to such proposals, as more fully described in the Community First Merger Agreement.

The foregoing summary of the Community First Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Community First Merger Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated by reference herein.

The Community First Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the Community First Merger Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Community First Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove inaccurate. In addition, the assertions embodied in those representations, warranties and covenants are qualified by information in the confidential disclosure schedules that the parties have exchanged in connection with the signing of the Community First Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Community First Merger Agreement. Accordingly, investors should not rely on the representations and warranties as the actual state of facts at the time they were made or otherwise.

Additional Information

In connection with the proposed mergers, the Company will file with the Securities and Exchange Commission (“SEC”) Registration Statements on Form S-4 that will include a Proxy Statement of South Street and Community First and a Prospectus of the Company, as well as other relevant documents concerning the proposed transactions. SHAREHOLDERS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENTS AND EACH PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGERS WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGERS. A free copy of each Proxy Statement/Prospectus, as well as other filings containing information about the Company, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed by the Company with the SEC may be obtained on the Company’s website at www.bncbancorp.com.

The Company, South Street and Community First and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from South Street and Community First’s shareholders in connection with these transactions. Information about the directors and executive officers of the Company, South Street and Community First and information about other persons who may be deemed participants in this solicitation will be included in each Proxy Statements/Prospectus. Information regarding the Company’s executive officers and directors can be found in the Company’s definitive proxy statement in connection with its 2013 Annual Meeting of Shareholders filed with the SEC on April 16, 2013. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transactions may be obtained by reading the Proxy Statement/Prospectus regarding each proposed merger when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.

Item 7.01	Regulation FD Disclosure.

On December 18, 2013, the Company issued press releases announcing the execution of the South Street Merger Agreement and the Community First Merger Agreement. Copies of the press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3.

The information provided pursuant to this Item 7.01 is to be considered “furnished” pursuant to Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any of the Company’s reports or filings under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such report or filing.

Forward-looking Statements

The Current Report on Form 8-K (this “Report”) contains forward-looking statements relating to the financial condition and business of the Company and the Bank. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of the Company, and the information available to management at the time that this Report was prepared. Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following that may diminish the expected benefits of the mergers: (i) ability to obtain regulatory approvals and meet other closing conditions to the mergers, including approval by South Street and Community First shareholders, on the expected terms and schedule; (ii) general economic or business conditions in the North Carolina Piedmont Triad, Raleigh-Durham-Chapel Hill and Charlotte MSAs (iii) greater than expected costs or difficulties related to the integration of Home Savings Bank and/or Harrington Bank; (iv) unexpected deposit attrition, customer loss or revenue loss following the mergers; (v) the failure to retain or hire key personnel; and (vi) ability to meet closing conditions under merger agreements. Additional factors affecting the Company and the Bank are discussed in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. You may review the Company’s SEC filings at www.sec.gov. The Company does not undertake a duty to update any forward-looking statements made in this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 17, 2013, by and among the Company and South Street Financial Corp.

2.2	Agreement and Plan of Merger, dated as of December 17, 2013, by and among the Company and Community First Financial Group, Inc.

99.1	Press Release, dated December 18, 2013, announcing the execution of the South Street Merger Agreement

99.2	Press Release, dated December 18, 2013, announcing the execution of the Community First Merger Agreement

99.3	Press Release, dated December 18, 2013, providing additional information on the pending Community First and South Street mergers with the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2013

BNC BANCORP

By:	/s/ David B. Spencer
David B. Spencer
Senior Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 17, 2013, by and among the Company and South Street Financial Corp.

2.2	Agreement and Plan of Merger dated as of December 17, 2013, by and among the Company and Community First Financial Group, Inc.

99.1	Press Release dated December 18, 2013, announcing the execution of the South Street Merger Agreement

99.2	Press Release dated December 18, 2013, announcing the execution of the Community First Merger Agreement

99.3	Press Release dated December 18, 2013, providing additional information on the pending Community First and South Street mergers with the Company